Exhibit 99.6

CannaPharmaRx Secures $3 Million Investment to Accelerate Expansion

CALGARY, AB / ACCESSWIRE / August 17, 2020 / CannaPharmaRx, Inc. (OTC PINK:CPMD) a future leader in ultramodern, highly efficient cannabis production facilities in Canada, today announced it has secured up to a $3 million investment from Triton Funds.. Triton Funds, coupled with the support of of its advisory board and alumni, is a San Diego based student-run investment fund focused on creating a greater sense of community through investments in companies, entrepreneurs and philanthropy

The new funding will allow the company to fast-track its business priorities related to cannabis cultivation operations in California and Canada.

“We believe that Triton not only serves as a favorable funding source, but equally as important, a partner that will grow with our organization, says Nick Colvin, CEO of CannaPharmaRx. With the level of experience and network that Triton and its advisors provide, we feel that the relationship will allow the company to quicken its goal in becoming the leader in the specialized cannabis industry,” added Colvin.

About TRITON FUNDS
TRITON FUNDS was started by three undergraduate students from Southern California aspiring to create an investment fund with a millennial touch. The journey began on the streets of La Jolla, California, in search of investors willing to back the idea of a student-run fund that creates a greater sense of community through investments in local companies and entrepreneurs, philanthropy, and guidance to fellow college students interested in the finance field. As a result, local limited partners, coupled with the support of our advisory board, helped establish TRITON FUNDS, creating real-world opportunities for college students to invest in growing companies. For more information, visit www.TritonFunds.com

About CannaPharmaRx, Inc.

CannaPharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities. CPMD owns a 48,500 square foot cannabis grow facility presently under development and is currently in discussion with other companies regarding potential acquisitions. CannaPharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis through the development, acquisition and enhancement of existing facilities. CannaPharmaRx is committed to operating high quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis. CannaPharmaRx is also in the process of completing an application to list its common stock for trading on the Canadian Stock Exchange, with initial trading anticipated to being during the third quarter of 2020. The Company also anticipates submitting an application to list its common stock for trading on the OTCQB in the near future as well.

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Information or Statements

This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations or beliefs of future performance, are "forward-looking information or statements". Forward-looking information or statements can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Management of CannapharmaRx has made numerous assumptions including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking information or statements. Readers are cautioned not to place undue reliance on such forward-looking information or statements. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. CannapharmaRx assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information or for any other reason except as required by law.

Contact Information:

CannaPharmaRx Contact
Attention: Richard Brown
Ness Capital & Consulting
rbrown@nesscc.com

Brokers and Analysts:
Chesapeake Group
(410) 825-3930
info@chesapeakegp.com